Summary prospectus

Fixed income

Delaware Diversified Income Fund

Nasdaq ticker symbol
Institutional Class	DPFFX

February 28, 2011

Before you invest, you may want to review the Fund's statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund's statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders online at www.delawareinvestments.com/institutional/literature. You can also get this information at no cost by calling
800 362-7500 or by sending an e-mail request to service@delinvest.com. The Fund's statutory prospectus and statement of additional information, both dated February 28, 2011, and any supplements thereto, are incorporated by reference into this summary prospectus.

Delaware Diversified Income Fund

What is the Fund's investment objective?

Delaware Diversified Income Fund seeks maximum long-term total return, consistent with reasonable risk.

What are the Fund's fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	Institutional
Management fees	0.45%
Distribution and service (12b-1) fees	none
Other expenses	0.23%
Total annual fund operating expenses	0.68%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Institutional
1 year	$70
3 years	$218
5 years	$379
10 years	$847

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 232% of the average value of its portfolio.

What are the Fund's principal investment strategies?

The Fund allocates its investments principally among the following four sectors of the fixed income securities markets: the U.S. investment grade sector, the U.S. high yield sector, the international developed markets sector, and the emerging markets sector. Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities (the 80% policy). The Fund's investment manager, Delaware Management Company (Manager or we), will determine how much of the Fund to allocate to each of the four sectors, based on our evaluation of economic and market conditions and our assessment of the returns and potential for appreciation that can be achieved from investments in each of the four sectors. We will periodically reallocate the Fund's assets, as deemed necessary.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Fund may hold a substantial portion of its assets in cash or short-term fixed income obligations. The Fund may also use a wide range of hedging instruments, including options, futures contracts, and options on futures contracts subject to certain limitations.  The Fund's investments in emerging markets will, in the aggregate, be limited to no more than 15% of the Fund's total assets. We will limit non-U.S.-dollar-denominated securities to no more than 50% of net assets, but total non-U.S.-dollar currency exposure will be limited, in the aggregate, to no more than 25% of net assets.  The Fund's 80% policy described above may be changed without shareholder approval. However, shareholders will be given at least 60 days' notice prior to any such change.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. Principal risks include:

Investment not guaranteed by the Manager or its affiliates — Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Market risk — The risk that all or a majority of the securities in a certain market — like the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence or heavy institutional selling.

Credit risk — The risk that a bond's issuer will be unable to make timely payments of interest and principal. Investing in so-called "junk" or "high yield" bonds entails greater risk of principal loss than the risk involved in investment grade bonds.

Interest rate risk — The risk that securities, particularly bonds with longer maturities, will decrease in value if interest rates rise.

Bank loans and other direct indebtedness risk — The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Prepayment risk — The risk that the principal on a bond that is held by a portfolio will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

Currency risk  — The risk that the value of a portfolio's investments may be negatively affected by changes in foreign currency exchange rates.

Derivatives risk  — Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty's ability to fulfill its contractual obligations.

Liquidity risk — The possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.

Valuation risk — The risk that a less liquid secondary market may make it more difficult for a fund to obtain precise valuations of certain securities in its portfolio.

Government and regulatory risk — The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets.

How has Delaware Diversified Income Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1-year, 5-year and lifetime periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund's most recently available month-end performance by calling 800 362-7500 or by visiting our web site at www.delawareinvestments.com/performance.

Year-by-year total return (Institutional Class)

During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 10.14% for the quarter ended June 30, 2009 and its lowest quarterly return was -3.86% for the quarter ended September 30, 2008.

Average annual total returns for periods ended December 31, 2010

	1 year	5 years	Lifetime (10/28/02- 12/31/10)
Return before taxes	8.15%	8.72%	8.78%
Return after taxes on distributions	5.11%	6.23%	5.87%
Return after taxes on distributions and sale of Fund shares	5.51%	6.01%	5.77%
Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	6.54%	5.80%	5.13%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Roger A. Early, CPA, CFA, CFP	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	May 2007
Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	February 2001
Wen-Dar Chen, Ph.D.	Vice President, Portfolio Manager – International Debt	May 2007
Thomas H. Chow, CFA	Senior Vice President, Senior Portfolio Manager	May 2007
Kevin P. Loome, CFA	Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments	August 2007
J. David Hillmeyer, CFA	Vice President, Portfolio Manager, Head of Investment Grade Corporate Trading	February 2011
Laura A. Ostrander	Vice President, Senior Portfolio Manager	February 2011

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial advisor; by regular mail (c/o Delaware Investments, P.O. Box 219691, Kansas City, MO 64121-9691); by overnight courier service (c/o Delaware Service Center, 430 W. 7th Street, Kansas City, MO 64105); by telephone to your Client Services Representative at 800 362-7500 weekdays from 8:30 a.m. to 6:00 p.m. Eastern time; by telephone to our automated telephone service at 800 362-3863 at any time; through our web site at www.delawareinvestments.com; or by wire. Please refer to the Fund's statutory prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

There is no minimum initial purchase requirement for Institutional Class shares, but Institutional Class shares are available for purchase only by the following: (1) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover IRAs from such plans; (2) tax-exempt employee benefit plans of the Fund's Manager or its affiliates and of securities dealer firms with a selling agreement with Delaware Distributors, L.P. (Distributor); (3) institutional advisory clients (including mutual funds) of the Manager or its affiliates, as well as the clients' affiliates, and their corporate sponsors, subsidiaries, related employee benefit plans, and rollover IRAs of, or from, such institutional advisory accounts; (4) a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; (5) registered investment advisors (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals having at least $1 million entrusted to or overseen by the RIA for investment purposes (use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients); (6) certain plans qualified under Section 529 of the Internal Revenue Code of 1986, as amended, for which the Fund's Manager, Distributor, or service agent, or one or more of their affiliates provide recordkeeping, administrative, investment management, marketing, distribution, or similar services; (7) programs sponsored by financial intermediaries where: (a) such programs allow or require the purchase of Institutional Class shares, (b) the financial intermediary has entered into an agreement covering the arrangement with the Distributor and/or the Fund's transfer agent, and (c) the financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar service, or (ii) offers the Institutional Class shares through a no-commission network or platform; or (8) private investment vehicles, including, but not limited to, foundations and endowments.

Tax information

The Fund's distributions are generally taxable, and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to broker/dealers and other
financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

SMPR-195 [10/10] DG3 16174 [3/11]